                               PAPUA NEW GUINEA
                                 DEPARTMENT OF
                             MINING AND PETROLEUM

                            OFFICE OF THE REGISTRAR
                                 OF TENEMENTS






             [Emblem of The Independent State of Papua New Guinea]













                                     GRANT

                           SPECIAL MINING LEASE NO.6





                                        KENNECOTT EXPLORATIONS (AUSTRALIA) LTD
                                        NIUGINI MINING LIMITED
                                        MINERAL RESOURCES LIHIR PTY LIMITED

             [Emblem of The Independent State of Papua New Guinea]

                     INDEPENDENT STATE OF PAPUA NEW GUINEA

                                Mining Act 1992

                            Mining Regulation 1992

Act, Sec. 33, 36.                                                       Form 3.
Reg. Sec 2

                           SPECIAL MINING LEASE No.6

I, WIWA KOROWI, G.C.M.G., K.St.J, Governor-General of the Independent State of Papua New Guinea (the State) by virtue of the powers conferred by the Mining Act 1992 (the Act) and all powers me enabling, and in accordance with the Mining Development Contract dated 17th March, 1995 acting with and in accordance with the advice of the National Executive Council, HEREBY GRANT to Kennecott Explorations (Australia) Ltd, a company incorporated in Delaware, U.S.A. and registered as a foreign company in Papua New Guinea with its registered office at 7th Floor, Pacific Place, Musgrave Street, Port Moresby, Papua New Guinea, and Niugini Mining Limited, a company incorporated in Papua New Guinea with its registered office at Allotment 3, Section 2, Kainantu, Papua New Guinea, and Mineral Resources Lihir Pty Limited, a company incorporated in Papua New Guinea with its registered office at 8th Floor, Investment Haus, Douglas Street, Port Moresby (collectively referred to as the "Lessee") Special Mining Lease No.6 (the "Lease") over land situated near Potzlaka Government Station, Lihir Island in the New Ireland Province and more particularly described in Appendix 1 (the "Land"), as may be varied from time to time, for a term of Forty (40) years from the date hereof, and such extensions of the term as may be endorsed hereon for the purpose of mining minerals in accordance with the Act and subject to the following conditions:-

(1) The Lessee shall comply with the Approved Proposal for Development attached hereto as Appendix 2, as may be varied from time to time;

(2) Without limiting the obligations imposed on the Lessee, the Lessee shall compensate the owners of land which is located within the boundaries of this Special Mining Lease in accordance with the Act and the Approved Proposal for Development;

(3) The Lessee shall provide the Department of Mining and Petroleum with six monthly reports on any exploration activity carried out on the Land;

(4) The Lessee shall construct or provide improvements on the Land, substantially as specified in the Approved Proposal for Development, or as otherwise agreed from time to time between the Lessee and the State;

(5) The Lessee shall not, without the consent of the State, which consent shall not be unreasonably withheld, use the Land for any purpose other than for which it was granted pursuant to the Mining Development Contract, the Act and the Approved Proposal for Development;

(6) The Lessee shall use its best efforts to accommodate traditional land uses to the degree that such uses are consistent with efficient and safe mining practices and are compatible with the performance of the Lessees' obligations under the Mining Development Contract;

(7) This Special Mining Lease, or any renewal thereof, may not be cancelled under the Mining Act unless the Mining Development Contract has been terminated and therefore this Special Mining Lease shall only terminate:

     (a) if the Mining Development Contract is properly terminated in accordance with its terms or by the agreement of all the parties to the Mining Development Contract for the time being; or

     (b) on the expiry of its term including any extension thereof,

     whichever occurs first.

(8) Reference to the "Mining Development Contract" in this Lease means the mining development contract between Kennecott Explorations (Australia) Ltd, Niugini Mining Limited, Mineral Resources Lihir Pty Limited and the State dated 17th March, 1995 ("MDC-1") and includes a reference to the Mining Development Contract between Lihir Gold Pty Limited and the State of the same date ("MDC-2") which is proposed to replace MDC-1 on satisfaction of the condition precedent in Clause 2.3 of MDC-2, and for the purposes of condition 7, the Mining Development Contract shall not be taken to have been terminated if MDC-1 is terminated and replaced by MDC-2.

Dated at PORT MORESBY this SEVENTEENTH day of MARCH 1995


Signed for and on behalf of the          )
INDEPENDENT STATE OF PAPUA               )
NEW GUINEA by the Governor-General       )
Sir Wiwa Korowi, G.C.M.G., K.St.J acting )
with the advice of the National Executive)
Council in the presence of:              )         /s/ Sir Wiwa Korowi
                                                   -----------------------------



/s/ Sir Julius Chan
-----------------------------
Witness
Name (printed): Sir Julius Chan

                      Endorsement for Extensions of Term


  Period Extended                    Signature
      (Years)       Governor-General  Witness        Date

__________    ______________    _______________  _____________

__________    ______________    _______________  _____________

__________    ______________    _______________  _____________

__________    ______________    _______________  _____________



ACCOMPANYING APPENDIXES

Appendix 1.  Description of boundary
Appendix 2.  Approved Proposal for Development

             [Emblem of The Independent State of Papua New Guinea]

                                  APPENDIX 1
                     TO ACCOMPANY GRANT DOCUMENT FOR SML 6

          BOUNDARY DESCRIPTION FOR SPECIAL MINING LEASE NO.6 - LIHIR


A line starting at    3 degrees  07 feet   15.4 inches   S     152 degrees   39 feet   23.8 inches   E

           then to    3 degrees  07 feet   16.0 inches   S     152 degrees   39 feet   24.0 inches   E

           then to    3 degrees  07 feet   17.6 inches   S     152 degrees   39 feet   22.9 inches   E

           then to    3 degrees  07 feet   20.0 inches   S     152 degrees   39 feet   21.6 inches   E

           then to    3 degrees  07 feet   21.1 inches   S     152 degrees   39 feet   22.4 inches   E

           then to    3 degrees  07 feet   25.7 inches   S     152 degrees   39 feet   23.2 inches   E

           then to    3 degrees  07 feet   30.3 inches   S     152 degrees   39 feet   16.1 inches   E

           then to    3 degrees  07 feet   31.6 inches   S     152 degrees   39 feet   14.1 inches   E

           then to    3 degrees  07 feet   35.0 inches   S     152 degrees   39 feet   11.6 inches   E

           then to    3 degrees  07 feet   33.3 inches   S     152 degrees   39 feet   09.6 inches   E

           then to    3 degrees  07 feet   34.4 inches   S     152 degrees   39 feet   06.3 inches   E

           then to    3 degrees  07 feet   36.8 inches   S     152 degrees   39 feet   01.2 inches   E

           then to    3 degrees  07 feet   33.4 inches   S     152 degrees   38 feet   55.7 inches   E

           then to    3 degrees  07 feet   34.4 inches   S     152 degrees   38 feet   55.1 inches   E

           then to    3 degrees  07 feet   35.2 inches   S     152 degrees   38 feet   54.9 inches   E

           then to    3 degrees  07 feet   36.3 inches   S     152 degrees   38 feet   54.8 inches   E

           then to    3 degrees  07 feet   37.8 inches   S     152 degrees   38 feet   55.1 inches   E

           then to    3 degrees  07 feet   39.3 inches   S     152 degrees   38 feet   55.6 inches   E

           then to    3 degrees  07 feet   40.4 inches   S     152 degrees   38 feet   55.3 inches   E

           then to    3 degrees  07 feet   41.8 inches   S     152 degrees   38 feet   55.6 inches   E

           then to    3 degrees  07 feet   43.2 inches   S     152 degrees   38 feet   55.3 inches   E

           then to    3 degrees  07 feet   44.3 inches   S     152 degrees   38 feet   54.5 inches   E


           then to    3 degrees  07 feet   45.2 inches   S     152 degrees   38 feet   53.9 inches   E

           then to    3 degrees  07 feet   46.5 inches   S     152 degrees   38 feet   53.7 inches   E

           then to    3 degrees  07 feet   47.8 inches   S     152 degrees   38 feet   53.9 inches   E

           then to    3 degrees  07 feet   48.3 inches   S     152 degrees   38 feet   54.5 inches   E

           then to    3 degrees  07 feet   49.6 inches   S     152 degrees   38 feet   54.7 inches   E

           then to    3 degrees  07 feet   50.5 inches   S     152 degrees   38 feet   54.9 inches   E

           then to    3 degrees  07 feet   51.2 inches   S     152 degrees   38 feet   54.7 inches   E

           then to    3 degrees  07 feet   52.2 inches   S     152 degrees   38 feet   54.3 inches   E

           then to    3 degrees  07 feet   58.5 inches   S     152 degrees   38 feet   52.9 inches   E

           then to    3 degrees  08 feet   24.4 inches   S     152 degrees   38 feet   45.1 inches   E

           then to    3 degrees  08 feet   32.0 inches   S     152 degrees   38 feet   28.9 inches   E

           then to    3 degrees  08 feet   39.8 inches   S     152 degrees   38 feet   18.0 inches   E

           then to    3 degrees  08 feet   49.7 inches   S     152 degrees   38 feet   06.8 inches   E

           then to    3 degrees  08 feet   55.9 inches   S     152 degrees   37 feet   56.6 inches   E

           then to    3 degrees  08 feet   57.3 inches   S     152 degrees   37 feet   47.0 inches   E

           then to    3 degrees  08 feet   55.7 inches   S     152 degrees   37 feet   40.3 inches   E

           then to    3 degrees  08 feet   53.5 inches   S     152 degrees   37 feet   32.9 inches   E

           then to    3 degrees  08 feet   49.5 inches   S     152 degrees   37 feet   22.5 inches   E

           then to    3 degrees  08 feet   48.9 inches   S     152 degrees   37 feet   21.8 inches   E

           then to    3 degrees  08 feet   41.1 inches   S     152 degrees   37 feet   10.6 inches   E

           then to    3 degrees  08 feet   31.5 inches   S     152 degrees   37 feet   06.0 inches   E

           then to    3 degrees  08 feet   22.0 inches   S     152 degrees   36 feet   59.5 inches   E

           then to    3 degrees  08 feet   04.8 inches   S     152 degrees   36 feet   56.2 inches   E

           then to    3 degrees  07 feet   51.9 inches   S     152 degrees   36 feet   55.6 inches   E

           then to    3 degrees  07 feet   37.4 inches   S     152 degrees   36 feet   54.6 inches   E

           then to    3 degrees  07 feet   18.8 inches   S     152 degrees   37 feet   01.0 inches   E


           then to    3 degrees  07 feet   10.1 inches   S     152 degrees   37 feet   04.0 inches   E

           then to    3 degrees  06 feet   59.1 inches   S     152 degrees   37 feet   05.2 inches   E

           then to    3 degrees  06 feet   40.4 inches   S     152 degrees   37 feet   12.9 inches   E

           then to    3 degrees  06 feet   21.2 inches   S     152 degrees   37 feet   22.7 inches   E

           then to    3 degrees  06 feet   08.7 inches   S     152 degrees   37 feet   31.5 inches   E

           then to    3 degrees  06 feet   03.7 inches   S     152 degrees   37 feet   37.6 inches   E

           then to    3 degrees  05 feet   57.6 inches   S     152 degrees   37 feet   52.1 inches   E

           then to    3 degrees  05 feet   48.8 inches   S     152 degrees   38 feet   00.3 inches   E

           then to    3 degrees  05 feet   47.3 inches   S     152 degrees   38 feet   02.1 inches   E

           then to    3 degrees  05 feet   44.5 inches   S     152 degrees   38 feet   03.8 inches   E

           then to    3 degrees  05 feet   43.5 inches   S     152 degrees   38 feet   06.1 inches   E

           then to    3 degrees  05 feet   44.4 inches   S     152 degrees   38 feet   08.3 inches   E

           then to    3 degrees  05 feet   44.4 inches   S     152 degrees   38 feet   11.3 inches   E

           then to    3 degrees  05 feet   45.5 inches   S     152 degrees   38 feet   13.9 inches   E

           then to    3 degrees  05 feet   44.7 inches   S     152 degrees   38 feet   15.9 inches   E

           then to    3 degrees  07 feet   15.4 inches   S     152 degrees   39 feet   23.8 inches   E

being the point of commencement.
Total area of lease                                       1739 hectares

APPENDIX II

                     [LETTERHEAD OF OFFICE OF THE MINISTER
                       MINISTRY OF MINING AND PETROLEUM]



                                                                10 March 1995

Kennecott Exploration (Australia) Ltd
7th Floor Pacific Place
Musgrave Street
Port Moresby

Niugini Mining Limited
Allotment 3, Section 2
Kainantu


Dear Sirs,

RE:  LIHIR PROJECT

I am pleased to advise that under Section 43(5) of the Mining Act 1992, I approve the proposal for development for the Lihir Project as submitted by you on the 1st March 1995.

Yours faithfully,

/s/ Hon. John Giheno

HON. JOHN GIHENO, MP
Minister for Mining and Petroleum

                                 LIHIR PROJECT
                           PROPOSAL FOR DEVELOPMENT

To:  The Minister for Mining and Petroleum
     as the representative of the Independent State of Papua New Guinea (the "State")
     Department of Mining and Petroleum
     Konedobu
     Papua New Guinea


1.  INTRODUCTION

1.1 Kennecott Explorations (Australia) Ltd. ("Kennecott"), a related corporation of The RTZ Corporation PLC ("RTZ"), and Niugini Mining Limited ("Niugini") are the holders of Exploration Licence No. 485 covering Lihir Island in Papua New Guinea, which was first granted as a prospecting authority on 19 June 1983 for two years and has successively been extended for further periods until 30 March 1996 (the "Exploration Licence").

1.2 Under the Exploration Licence, first Kennecott on behalf of itself and Niugini and subsequently Lihir Management Company Pty Limited as manager on behalf of Kennecott and Niugini have carried out extensive exploration and associated investigations and studies to determine the feasibility of developing, mining and processing the body of gold-bearing ore in or near the caldera surrounding Luise Harbour on Lihir Island (the "Development Area"). The results of this work are set out in the Feasibility Report dated March 1992, the Feasibility Report Amendment dated September 1993 and the Feasibility Report Amendment No. 2 dated October 1994, the volumes of which are listed in Schedule 1 to this Proposal (the "Feasibility Report"). These have been submitted to the State for review together with the supporting studies and associated plans also listed in Schedule 1.

1.3 Kennecott and Niugini, as Joint Venturers, entered into a Joint Venture Agreement dated 10 May 1990 which was amended and restated on 6 August 1993 and is about to be further amended by a Deed of Accession and Amendment in February or March 1995 (the "Joint Venture Agreement") for the further exploration and the development, mining and processing of the ore body in the Development Area (the "Project").

1.4 Kennecott and Niugini are about to enter an agreement with the State (the "State Equity Acquisition Agreement") whereby Mineral Resources Lihir Pty Limited as the State's nominee (the "Nominee") will acquire a 30% interest in the Project under and in accordance with the Joint Venture Agreement.

1.5 Kennecott and Niugini hereby submit this document as their proposal for development of the ore bodies in the Development Area and associated processing facilities and infrastructure which will, subject to the conditions specified in Section 3 below and

                                      2.

     following its approval by the State, become an Approved Proposal for Development for the purposes of the Special Mining Lease covering the Development Area and the Mining Development Contract (the "MDC") to be entered into between the State on the one hand and Kennecott, Niugini and the Nominee as Joint Venturers (the "Joint Venturers") on the other.

1.6 It is intended that the Project will be commenced by the Joint Venturers but that:

(a) a Papua New Guinea company to be called Lihir Gold Limited will be incorporated, owned initially by the Joint Venturers or their assignees, to take over the Project (the "Company");

(b) the Company will make arrangements to raise money by a public issue of its shares and debt finance for the purpose of funding the Project;

(c) when these arrangements are in place, Kennecott, Niugini and the Nominee or their assignees will transfer their interests in the Project to the Company in consideration for an issue of its shares; and

(d)  thereafter, the Project will be carried on by the Company.

2.  PROPOSAL

2.1 Subject to Sections 2.2, 3 and 4 below, and to the State performing its obligations under the MDC, Kennecott and Niugini hereby propose that the Project be developed as described in Volumes 4, 5, 7, 8 and 9 of the Feasibility Report (as amended by the two Feasibility Report Amendments) which will also involve the implementation of:

(a) the environmental management and protection measures and controls included in Sections 4, 8 and 10 of Volume B of the Final Environmental Plan referred to in Schedule 1;

(b)  the employee training proposals in the Training Plan referred to in
     Schedule 1;

(c) the proposals concerning business development in the Business Development Plan referred to in Schedule 1; and

(d) the proposals to raise debt and equity funds in the Financial Plan referred to in Schedule 1.

2.2 In addition, in constructing the infrastructure facilities described in Volume 8 of the Feasibility Report, Kennecott and Niugini will observe and implement, and expect the State to observe and implement, the additional infrastructure requirements set out in Schedule 2. However, Kennecott and Niugini shall not be obliged to construct and bring into operation any infrastructure facilities which the State or an agency or instrumentality of the State agrees to provide under the MDC.

                                      3.

3.  CONDITIONS

3.1 This Proposal and any commitments resulting from this Proposal are subject to and conditional upon the following conditions precedent:

(a) Execution of the State Equity Acquisition Agreement and payment or securing of the full Purchase Price thereunder.

(b) Acceptance and approval of this Proposal and the Feasibility Report by the State. Any amendments to the Proposal required by the State will subject the whole Proposal, as amended, to approval by the Boards of Directors of RTZ and Niugini.

(c) Execution of the MDC by the State and the Joint Venturers, and the grant by the Head of State of a Special Mining Lease (SML) to the Joint Venturers in accordance with the MDC, with provision being made for a substitute MDC between the State and the Company to come into effect and for the SML to be transferred to the Company when it assumes the obligations of the Joint Venturers to carry out the Project.

(d) Completion of satisfactory financing arrangements by the Company, including:

     (i) approval by the Minister for Finance and Planning of the final Financial Plan to be submitted by the Company which will, upon approval, be included as part of this Proposal;

     (ii) loan agreements for the provision of external finance on the terms contemplated by the Financial Plan having been executed;

    (iii) such loan agreements and any shareholder loan agreements having been approved unconditionally by the Bank of Papua New Guinea as "Approved Loan Finance" under the MDC; and

     (iv) closing of the initial public offering of shares in the Company and receipt by the Company of the subscription moneys for such shares.

(e) Execution of agreements with Lihir landowners concerning relocation and compensation.

4.  QUALIFICATIONS

4.1 This Proposal and each of the items set out in Section 2 above are to be read subject to the qualifications that:

     (a) substantial not exact compliance with the relevant sections of the Feasibility Report will be achieved;

                                      4.

     (b) if a capacity or rate referred to in the Feasibility Report is substantially achieved or exceeded, the Proposal will have been fulfilled;

     (c) the Proposal will be read and construed as varied or modified in accordance with the MDC; and

     (d) minor and inconsequential variations (whether intended or not) will be ignored.

4.2  When the Project is transferred to the Company as contemplated by Section
     1.6 above, the Company will execute an instrument assuming the obligation to the State to carry out the Project in accordance with the Proposal, and thereupon or by the execution of ancillary documents associated with the transfer of the Project each of Kennecott, Niugini and the Nominee shall be released and discharged from the obligations arising under or by virtue of this Proposal (including obligations arising under documents referred to in this Proposal).

4.3 This Proposal, and any commitments resulting from this Proposal upon fulfilment of the Conditions in Section 3, will be governed by the law of Papua New Guinea.

DATED this First day of March 1995



 /s/ Dr. Andrew Vickerman                      /s/ Geoff Loudon, Chairman
----------------------------------            ---------------------------------
Attorney                                      Director
for and on behalf of                          for and on behalf of
KENNECOTT EXPLORATIONS                        NIUGINI MINING
AUSTRALIA LTD.                                LIMITED

                                      5.

                                  SCHEDULE 1

                              FEASIBILITY REPORT


Volume No.       Title

     1           Summary

     2           Geology and Mineral Resources

     3           Geotechnical Investigations

     4           Mine Dewatering and Geothermal Control

     5           Mine Planning

     6           Metallurgy

     7           Mine and Process Plant

     8           Infrastructure

     9           Project Implementation

     10          Capital and Operating Costs

     11          Economic Evaluation

     12          Feasibility Report Amendment

     13          Feasibility Report Amendment No.2


                                SUPPORT STUDIES

Supply and Procurement Study (submitted to the State in April 1992)

Land Ownership Study (submitted to the State in April 1992)


                               ASSOCIATED PLANS

Final Environmental Plan (submitted to the State in April 1992)

Training Plan (submitted to the State in April 1992)

Business Development Plan (submitted to the State in April 1992)

Financial Plan (to be submitted)

                                      6.

                                  SCHEDULE 2

                    ADDITIONAL INFRASTRUCTURE REQUIREMENTS

AIRPORT

Third parties will be able to use the airstrip and air terminal facilities on Lihir Island constructed for the Project.


INTERNATIONAL PRIMARY SCHOOL

Lihirians who can pay the fees and meet the normal criteria will be able to attend the school.


COMMUNICATIONS

Sufficient telephone services will be available on Lihir Island in the Development Area for Government, business and private use on normal commercial terms.


POLICE

During construction, transport and accommodation will be provided for five police officers on a commuter basis from Rabaul and Kavieng.

During operations, five houses and a standard two cell police station will be provided.

One year after Commencement of Commercial Production, police numbers are to be reviewed. If it is agreed that additional police are required on Lihir Island, the Company will provide housing for up to six additional officers.


PUTPUT WHARF

General cargo for the Project will be unloaded at Putput wharf (when ships, because of their size, cannot berth at the Londolovit wharf) and transported to third parties who will be billed for stevedoring services.


WATER SUPPLIES

Alternative water supplies to any affected village will be installed before any existing supplies are disturbed by the Project.


HEALTH FACILITY

The medical centre will include a community clinic with public ward facilities open to the general public. The State has undertaken to contribute funding to the construction and operation of this facility.

                                      7.

LONDOLOVIT LAYOUT

The layout of the Londolovit area will ensure land is available for future development by the State and at State expense of a Provincial High School.


PUBLIC ROADS

The State has undertaken to upgrade and seal the island ring road. The section of the ring road which is the responsibility of the Project will be upgraded and sealed on the same schedule and to the same standard as the work to be undertaken by the State.

ACCOMMODATION ARRANGEMENTS

The Feasibility Report envisages non-Lihirian Papua New Guinean employees working a fly-in fly-out commuting schedule.

Non-Papua New Guinean employees will not work a fly-in fly-out commuting schedule during mining operations but will be accommodated in either single status or married accommodation on Lihir Island. Such project employees (including contractors) on single status will have a maximum of six field breaks per year.